Regulatory Matters, Commitments, Contingencies And Environmental Liabilities	12 Months Ended
Dec. 31, 2012
Regulatory Matters, Commitments, Contingencies And Environmental Liabilities [Abstract]
Regulatory Matters, Commitments, Contingencies And Environmental Liabilities
REGULATORY MATTERS, COMMITMENTS, CONTINGENCIES, AND ENVIRONMENTAL LIABILITIES:
Regulatory Matters
Southern Union and its Subsidiaries
The FERC is currently conducting an audit of PEPL, a subsidiary of Southern Union, to evaluate its compliance with the Uniform System of Accounts as prescribed by the FERC, annual and quarterly financial reporting to the FERC, reservation charge crediting policy and record retention. The audit is related to the period from January 1, 2010 through December 31, 2011 and is pending the issuance of a draft audit report.
Contingent Residual Support Agreement - AmeriGas
In order to finance the cash portion of the purchase price of the Propane Transaction described in Note 3, AmeriGas Finance LLC (”Finance Company”), a wholly owned subsidiary of AmeriGas, issued $550 million in aggregate principal amount of 6.75% senior notes due 2020 and $1.0 billion in aggregate principal amount of 7.00% senior notes due 2022. AmeriGas borrowed $1.5 billion of the proceeds of the Senior Notes issuance from Finance Company through an intercompany borrowing having maturity dates and repayment terms that mirror those of the Senior Notes (the “Supported Debt”).
In connection with the closing of the Propane Transaction, ETP entered into and delivered a Contingent Residual Support Agreement (”CRSA”) with AmeriGas, Finance Company, AmeriGas Finance Corp. and UGI Corp., pursuant to which ETP will provide contingent, residual support of the Supported Debt as defined in the CRSA.
Commitments
In the normal course of business, ETP and Regency purchase, process and sell natural gas pursuant to long-term contracts and enter into long-term transportation and storage agreements. Such contracts contain terms that are customary in the industry. We believe that the terms of these agreements are commercially reasonable and will not have a material adverse effect on its financial position or results of operations.
We have certain non-cancelable leases for property and equipment, which require fixed monthly rental payments and expire at various dates through 2056. Rental expense under these operating leases has been included in operating expenses in the accompanying statements of operations and totaled approximately $60 million, $29 million and $24 million for the years ended December 31, 2012, 2011 and 2010, respectively, which include contingent rentals totaling $6 million in 2012. During the three months ended December 31, 2012, approximately $4 million of rental expense was recovered through related sublease rental income.
Future minimum lease commitments for such leases are:

Years Ending December 31:
2013	$92
2014	82
2015	79
2016	64
2017	52
Thereafter	462
Future minimum lease commitments	831
Less: Sublease rental income	(64)
Net future minimum lease commitments	$767

Amounts reflected above do not include future minimum lease commitments for the Southern Union’s distribution operations, which were reclassified and reported as assets and liabilities held for sale at December 31, 2012 as described in Note 3.
ETP and Regency’s joint venture agreements require that they fund their proportionate share of capital contributions to their unconsolidated affiliates. Such contributions will depend upon their unconsolidated affiliates’ capital requirements, such as for funding capital projects or repayment of long-term obligations.
Litigation and Contingencies
We may, from time to time, be involved in litigation and claims arising out of our operations in the normal course of business. Natural gas and crude are flammable and combustible. Serious personal injury and significant property damage can arise in connection with their transportation, storage or use. In the ordinary course of business, we are sometimes threatened with or named as a defendant in various lawsuits seeking actual and punitive damages for product liability, personal injury and property damage. We maintain liability insurance with insurers in amounts and with coverage and deductibles management believes are reasonable and prudent, and which are generally accepted in the industry. However, there can be no assurance that the levels of insurance protection currently in effect will continue to be available at reasonable prices or that such levels will remain adequate to protect us from material expenses related to product liability, personal injury or property damage in the future.
We or our subsidiaries are a party to various legal proceedings and/or regulatory proceedings incidental to our businesses. For each of these matters, we evaluate the merits of the case, our exposure to the matter, possible legal or settlement strategies, the likelihood of an unfavorable outcome and the availability of insurance coverage. If we determine that an unfavorable outcome of a particular matter is probable and can be estimated, we accrue the contingent obligation, as well as any expected insurance recoverable amounts related to the contingency. As of December 31, 2012 and 2011, accruals of approximately $15 million and $18 million, respectively, were reflected on our balance sheets related to these contingent obligations. As new information becomes available, our estimates may change. The impact of these changes may have a significant effect on our results of operations in a single period.
The outcome of these matters cannot be predicted with certainty, and there can be no assurance that the outcome of a particular matter will not result in the payment of amounts that have not been accrued for the matter. Furthermore, we may revise accrual amounts prior to the resolution of a particular contingency based on changes in facts and circumstances or in the expected outcome.
No amounts have been recorded in our December 31, 2012 or 2011 consolidated balance sheets for contingencies and current litigation, other than amounts disclosed herein.
Will Price. Will Price, an individual, filed actions in the U.S. District Court for the District of Kansas for damages against a number of companies, including Panhandle, alleging mis-measurement of natural gas volumes and Btu content, resulting in lower royalties to mineral interest owners. On September 19, 2009, the Court denied plaintiffs’ request for class certification. Plaintiffs have filed a motion for reconsideration, which the Court denied on March 31, 2010. Panhandle believes that its measurement practices conformed to the terms of its FERC natural gas tariffs, which were filed with and approved by the FERC. As a result, Southern Union believes that it has meritorious defenses to the Will Price lawsuit (including FERC-related affirmative defenses, such as the filed rate/tariff doctrine, the primary/exclusive jurisdiction of the FERC, and the defense that Panhandle complied with the terms of its tariffs). In the event that Plaintiffs refuse Panhandle’s pending request for voluntary dismissal, Panhandle will continue to vigorously defend the case. Southern Union believes it has no liability associated with this proceeding.
Attorney General of the Commonwealth of Massachusetts v New England Gas Company. On July 7, 2011, the Massachusetts Attorney General filed a regulatory complaint with the MDPU against New England Gas Company with respect to certain environmental cost recoveries. The Attorney General is seeking a refund to New England Gas Company customers for alleged “excessive and imprudently incurred costs” related to legal fees associated with Southern Union’s environmental response activities. In the complaint, the Attorney General requests that the MDPU initiate an investigation into the New England Gas Company’s collection and reconciliation of recoverable environmental costs including: (i) the prudence of any and all legal fees, totaling $19 million, that were charged by the Kasowitz, Benson, Torres & Friedman firm and passed through the recovery mechanism since 2005, the year when a partner in the firm, Southern Union’s Vice Chairman, President and COO, joined Southern Union’s management team; (ii) the prudence of any and all legal fees that were charged by the Bishop, London & Dodds firm and passed through the recovery mechanism since 2005, the period during which a member of the firm served as Southern Union’s Chief Ethics Officer; and (iii) the propriety and allocation of certain legal fees charged that were passed through the recovery mechanism that the Attorney General contends only would qualify for a lesser, 50%, level of recovery. Southern Union has filed its answer denying the allegations and moved to dismiss the complaint, in part on a theory of collateral estoppel. The hearing officer has stayed discovery until resolution of a separate matter concerning the applicability of attorney-client privilege to legal billing invoices. Southern Union believes it has complied with all applicable requirements regarding its filings for cost recovery and has not recorded any accrued liability; however, Southern Union will continue to assess its potential exposure for such cost recoveries as the matter progresses. Additionally, New England Gas Company’s assets and liabilities have been included in discontinued operations at December 31, 2012.
Air Quality Control. SUGS is currently negotiating settlements to certain enforcement actions by the NMED and the TCEQ.
Compliance Orders from the New Mexico Environmental Department. SUGS has been in discussions with the New Mexico Environmental Department concerning allegations of violations of New Mexico air regulations related to the Jal #3 and Jal #4 facilities. The New Mexico Environmental Department has issued amended compliance orders and proposed penalties for alleged violations at Jal #4 in the amount of $1 million and at Jal #3 in the amount of $7 million. Hearings on the compliance orders were delayed until May 2013 to allow the parties to pursue substantive settlement discussions. SUGS has meritorious defenses to the New Mexico Environmental Department claims and can offer significant mitigating factors to the claimed violations. SUGS has recorded an accrued liability and will continue to assess its potential exposure to the allegations as the matter progresses.
FGT Pipeline Relocation Costs. The FDOT/FTE has various turnpike/State Road 91 widening projects that have impacted or may, over time, impact one or more of FGT’s mainline pipelines located in FDOT/FTE rights-of-way. Several FDOT/FTE projects are the subject of litigation in Broward County, Florida. On January 27, 2011, a jury awarded FGT $83 million and rejected all damage claims by the FDOT/FTE. On May 2, 2011, the judge issued an order entitling FGT to an easement of 15 feet on either side of its pipelines and 75 feet of temporary work space. The judge further ruled that FGT is entitled to approximately $8 million in interest. In addition to ruling on other aspects of the easement, he ruled that pavement could not be placed directly over FGT’s pipeline without the consent of FGT although FGT would be required to relocate the pipeline if it did not provide such consent. While FGT would seek reimbursement of any costs associated with relocation of its pipeline in connection with an FDOT project, FGT may not be successful in obtaining such reimbursement and, as such, could be required to bear the cost of such relocation. In any such instance, FGT would seek recovery of the reimbursement costs in rates. The judge also denied all other pending post-trial motions. The FDOT/FTE filed a notice of appeal on July 12, 2011. On June 6, 2012, Florida’s Fourth District Court of Appeal (“4th DCA”)  issued an opinion affirming the jury award of damages and also affirming or remanding for further consideration by the trial court certain other determinations with respect to FGT’s easement rights and FDOT/FTE’s obligations regarding future FDOT/FTE projects.  In particular, the 4th DCA affirmed that FDOT/FTE could not pave directly over our pipeline without FBT’s consent and remanded and directed the trial court to make reference in the final judgment to FDOT/FTE’s obligation to seek reasonable alternatives to relocation.  The 4th DCA did overturn the portion of the trial court judgment defining the width of FGT’s easements as 15 feet on either side of its pipelines and defining the temporary work space available to Florida Gas under its easements as 75 feet in width, stating that the width of such easements and temporary work space should be determined on a case by case basis dependent on the needs of each particular relocation and whether a road improvement is a material interference with the easement.  Reimbursement for any future relocation expenses will also be determined on a case by case basis. As a result of the decision by the 4th DCA affirming the monetary award of the judgment and the trial court’s November 7, 2012 issuance of a peremptory writ of mandamus, FDOT paid to FGT on November 16, 2012 the sum of $100 million, representing the amount of judgment plus interest through that date. The amounts received reduced FGTs’ property, plant and equipment costs. FGT previously filed a petition requesting the Supreme Court of Florida to exercise its discretionary jurisdiction and to reverse the portion of the 4th DCA decision overturning the trial court judgment specifically defining the width of FGTs’ easements and temporary work space. By order dated December 28, 2012, the Supreme Court of Florida denied that petition.
Litigation Relating to the Southern Union Merger
In June 2011, several putative class action lawsuits were filed in the Judicial District Court of Harris County, Texas naming as defendants the members of the Southern Union Board, as well as Southern Union and ETE. The lawsuits were styled Jaroslawicz v. Southern Union Company, et al., Cause No. 2011-37091, in the 333rd Judicial District Court of Harris County, Texas and Magda v. Southern Union Company, et al., Cause No. 2011-37134, in the 11th Judicial District Court of Harris County, Texas. The lawsuits were consolidated into an action styled In re: Southern Union Company; Cause No. 2011-37091, in the 333rd Judicial District Court of Harris County, Texas. Plaintiffs allege that the Southern Union directors breached their fiduciary duties to Southern Union’s stockholders in connection with the Merger and that Southern Union and ETE aided and abetted the alleged breaches of fiduciary duty. The amended petitions allege that the Merger involves an unfair price and an inadequate sales process, that Southern Union’s directors entered into the Merger to benefit themselves personally, including through consulting and noncompete agreements, and that defendants have failed to disclose all material information related to the Merger to Southern Union stockholders. The amended petitions seek injunctive relief, including an injunction of the Merger, and an award of attorneys’ and other fees and costs, in addition to other relief. On October 21, 2011, the court denied ETE’s October 13, 2011, motion to stay the Texas proceeding in favor of cases pending in the Delaware Court of Chancery.
Also in June 2011, several putative class action lawsuits were filed in the Delaware Court of Chancery naming as defendants the members of the Southern Union Board, as well as Southern Union and ETE. Three of the lawsuits also named Merger Sub as a defendant. These lawsuits are styled: Southeastern Pennsylvania Transportation Authority, et al. v. Southern Union Company, et al., C.A. No. 6615-CS; KBC Asset Management NV v. Southern Union Company, et al., C.A. No. 6622-CS; LBBW Asset Management Investment GmbH v. Southern Union Company, et al., C.A. No. 6627-CS; and Memo v. Southern Union Company, et al., C.A. No. 6639-CS. These cases were consolidated with the following style: In re Southern Union Co. Shareholder Litigation, C.A. No. 6615-CS, in the Delaware Court of Chancery. The consolidated complaint asserts similar claims and allegations as the Texas state-court consolidated action. On July 25, 2012, the Delaware plaintiffs filed a notice of voluntary dismissal of all claims without prejudice. In the notice, plaintiffs stated their claims were being dismissed to avoid duplicative litigation and indicated their intent to join the Texas case.
The Texas case remains pending, and discovery is ongoing.

In November 2011, a derivative lawsuit was filed in the Judicial District Court of Harris County, Texas naming as defendants ETP, ETP GP, ETP LLC, the boards of directors of ETP LLC (collectively with ETP GP and ETP LLC, the “ETP Defendants”), certain members of management for ETP and ETE, ETE, and Southern Union. The lawsuit is styled W. J. Garrett Trust v. Bill W. Byrne, et al., Cause No. 2011-71702, in the 157th Judicial District Court of Harris County, Texas. Plaintiffs assert claims for breaches of fiduciary duty, breaches of contractual duties, and acts of bad faith against each of the ETP Defendants and the individual defendants. Plaintiffs also assert claims for aiding and abetting and tortious interference with contract against Southern Union. On October 5, 2012, certain defendants filed a motion for summary judgment with respect to the primary allegations in this action. On December 13, 2012, Plaintiffs filed their opposition to the motion for summary judgment. Defendants filed a reply on December 19, 2012. On December 20, 2012, the court conducted an oral hearing on the motion. Plaintiffs filed a post-hearing sur-reply on January 7, 2013. On January 16, 2013, the Court granted defendants’ motion for summary judgment. The deadline for the remaining defendants to file an answer or otherwise respond is March 1, 2013. Trial in this action is not currently set.

CrossCountry, a “Principal” under the Citrus capital stock agreement, filed a complaint in the Delaware Court of Chancery against El Paso Citrus Holdings, Inc. (“EPCH”) and its parent El Paso Corp. (“El Paso”) seeking a declaratory judgment that the Citrus Acquisition does not, as El Paso contended, trigger any provisions of the capital stock agreement that would require Southern Union to provide El Paso a right of first refusal (ROFR) concerning Citrus. The complaint was filed by CrossCountry following an exchange of letters between El Paso and Southern Union regarding the terms of the capital stock agreement. Following the filing of the declaratory judgment action, El Paso filed a third-party complaint against Southern Union, ETE, and ETP alleging, among other things, breach the capital stock agreement. El Paso was not seeking to enjoin the closing of the Citrus Acquisition, but rather sought a rescission of the Citrus Acquisition after it was completed or, alternatively, damages. All parties have agreed the Citrus Acquisition did not trigger a ROFR and the courts granted El Paso’s dismissal of its claims for rescission or damages with prejudice on April 20, 2012.

Litigation Related to Sunoco Merger
Following the announcement of the Sunoco Merger on April 30, 2012, eight putative class action and derivative complaints were filed in connection with the Sunoco Merger in the Court of Common Pleas of Philadelphia County, Pennsylvania.  Each complaint names as defendants the members of Sunoco’s board of directors and alleges that they breached their fiduciary duties by negotiating and executing, through an unfair and conflicted process, a merger agreement that provides inadequate consideration and that contains impermissible terms designed to deter alternative bids. Each complaint also names as defendants Sunoco, ETP, ETP GP, ETP LLC, and Sam Acquisition Corporation, alleging that they aided and abetted the breach of fiduciary duties by Sunoco’s directors; some of the complaints also name ETE as a defendant on those aiding and abetting claims. In September 2012, all of these lawsuits were settled with no payment obligation on the part of any of the defendants following the filing of Current Reports on Form 8-K that included additional disclosures that were incorporated by reference into the proxy statement related to the Sunoco Merger. Subsequent to the settlement of these cases, the plaintiffs’ attorneys sought compensation from Sunoco for attorneys’ fees related to their efforts in obtaining these additional disclosures. In January 2013, Sunoco entered into agreements to compensate the plaintiffs’ attorneys in the state court actions in the aggregate amount of not more than $950,000 and to compensate the plaintiffs’ attorneys in the federal court action in the amount of not more than $250,000. The payment of $950,000 is pending approval by the state court.
MTBE Litigation
Sunoco, along with other refiners, manufacturers and sellers of gasoline, is a defendant in lawsuits alleging MTBE contamination of groundwater. The plaintiffs typically include water purveyors and municipalities responsible for supplying drinking water and governmental authorities. The plaintiffs are asserting primarily product liability claims and additional claims including nuisance, trespass, negligence, violation of environmental laws and deceptive business practices. The plaintiffs in all of the cases are seeking to recover compensatory damages, and in some cases, injunctive relief, punitive damages and attorneys’ fees.
As of December 31, 2012, Sunoco was a defendant in two lawsuits involving one state and Puerto Rico. These cases are venued in a multidistrict proceeding in a New York federal court. Both cases assert natural resource damage claims. In addition, Sunoco has received notice from another state that it intends to file an MTBE lawsuit in the near future asserting natural resource damage claims.
Discovery is proceeding in these cases. There has been insufficient information developed about the plaintiffs’ legal theories or the facts in the natural resource damage claims that would be relevant to an analysis of the ultimate liability of Sunoco in these matters; however, it is reasonably possible that a loss may be realized. Management believes that the MBTE cases could have a significant impact on results of operations for any future period, but does not believe that the cases will have a material adverse effect on its consolidated financial position.
Environmental Matters
Our operations are subject to extensive federal, state and local environmental and safety laws and regulations that require expenditures to ensure compliance, including related to air emissions and wastewater discharges, at operating facilities and for remediation at current and former facilities as well as waste disposal sites. Although we believe our operations are in substantial compliance with applicable environmental laws and regulations, risks of additional costs and liabilities are inherent in the business of transporting, storing, gathering, treating, compressing, blending and processing natural gas, natural gas liquids and other products. As a result, there can be no assurance that significant costs and liabilities will not be incurred. Costs of planning, designing, constructing and operating pipelines, plants and other facilities must incorporate compliance with environmental laws and regulations and safety standards. Failure to comply with these laws and regulations may result in the assessment of administrative, civil and criminal penalties, the imposition of remedial obligations, the issuance of injunctions and the filing of federally authorized citizen suits. Moreover, there can be no assurance that other developments, such as increasingly stringent environmental laws, regulations and enforcement policies thereunder, and claims for damages to property or persons resulting from the operations, will not result in substantial costs and liabilities. We are unable to estimate any losses or range of losses that could result from such developments. Furthermore, we may revise accrual amounts prior to resolution of a particular contingency based on changes in facts and circumstances or changes in the expected outcome.
Our subsidiaries have adopted policies, practices and procedures in the areas of pollution control, product safety, occupational safety and health, and the handling, storage, use, and disposal of hazardous materials to prevent and minimize material environmental or other damage and to limit the financial liability which could result from such events. However, the risk of environmental or other damage is inherent in transporting, gathering, treating, compressing, blending and processing natural gas, natural gas liquids and other products, as it is with other entities engaged in similar businesses. Environmental exposures and liabilities are difficult to assess and estimate due to unknown factors such as the magnitude of possible contamination, the timing and extent of remediation, the determination of our subsidiaries’ liability in proportion to other parties, improvements in cleanup technologies and the extent to which environmental laws and regulations may change in the future.
The EPA’s Spill Prevention, Control and Countermeasures program regulations were recently modified and impose additional requirements on many of our facilities. We expect to expend resources on tank integrity testing and any associated corrective actions as well as potential upgrades to containment structures to comply with the new rules. Costs associated with tank integrity testing and resulting corrective actions cannot be reasonably estimated at this time, but we believe such costs will not have a material adverse effect on our financial position, results of operations or cash flows.
On August 20, 2010, the EPA published new regulations under the CAA to control emissions of hazardous air pollutants from existing stationary reciprocal internal combustion engines. The rule will require some of our subsidiaries to undertake certain expenditures and activities, likely including purchasing and installing emissions control equipment. In response to an industry group legal challenge to portions of the rule in the U.S. Court of Appeals for the D.C. Circuit and a Petition for Administrative Reconsideration to the EPA, on March 9, 2011, the EPA issued a new proposed rule and a direct final rule effective on May 9, 2011 to clarify compliance requirements related to operation and maintenance procedures for continuous parametric monitoring systems. If no further changes to the standard are made as a result of comments to the proposed rule, we would not expect that the cost to comply with the rule’s requirements will have a material adverse effect on our financial condition or results of operations. Compliance with the final rule is required by October 2013.
On June 29, 2011, the EPA finalized a rule under the CAA that revised the new source performance standards for manufacturers, owners and operators of new, modified and reconstructed stationary internal combustion engines. The rule became effective on August 29, 2011. The rule modifications may require some of our subsidiaries to undertake significant expenditures, including expenditures for purchasing, installing, monitoring and maintaining emissions control equipment, if equipment is replaced or existing facilities are expanded in the future. At this point, we are not able to predict the cost to comply with the rule’s requirements, because the rule applies only to changes our subsidiaries might make in the future, but we would not expect that the cost to comply with the rule’s requirements will have a material adverse effect on our financial condition or results of operations.
On April 17, 2012 the EPA issued the Oil and Natural Gas Sector New Source Performance Standards and National Emission Standards for Hazardous Air Pollutants. The standards revise the new source performance standards for volatile organic compounds from leaking components at onshore natural gas processing plants and new source performance standards for sulfur dioxide emissions from natural gas processing plants. The EPA also established standards for certain oil and gas operations not covered by the existing standards. In addition to the operations covered by the existing standards, the newly established standards regulate volatile organic compound emissions from gas wells, centrifugal compressors, reciprocating compressors, pneumatic controllers and storage vessels. ETP is reviewing the new standards to determine the impact on its operations.
Our subsidiaries’ pipeline operations are subject to regulation by the DOT under the PHMSA, pursuant to which the PHMSA has established requirements relating to the design, installation, testing, construction, operation, replacement and management of pipeline facilities. Moreover, the PHMSA, through the Office of Pipeline Safety, has promulgated a rule requiring pipeline operators to develop integrity management programs to comprehensively evaluate their pipelines, and take measures to protect pipeline segments located in what the rule refers to as “high consequence areas.” Activities under these integrity management programs involve the performance of internal pipeline inspections, pressure testing or other effective means to assess the integrity of these regulated pipeline segments, and the regulations require prompt action to address integrity issues raised by the assessment and analysis. Integrity testing and assessment of all of these assets will continue, and the potential exists that results of such testing and assessment could cause our subsidiaries to incur future capital and operating expenditures for repairs or upgrades deemed necessary to ensure the continued safe and reliable operation of pipelines; however, no estimate can be made at this time of the likely range of such expenditures.
Environmental Remediation
Our subsidiaries are responsible for environmental remediation at certain sites, including the following:

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Certain of our interstate pipelines conduct soil and groundwater remediation related to contamination from past uses of PCBs. PCB assessments are ongoing and, in some cases, our subsidiaries could potentially be held responsible for contamination caused by other parties.

•	Certain gathering and processing systems are responsible for soil and groundwater remediation related to releases of hydrocarbons.

•	Southern Union’s distribution operations are responsible for soil and groundwater remediation at certain sites related to MGPs and may also be responsible for the removal of old MGP structures.

•	Currently operating Sunoco retail sites.

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Legacy sites related to Sunoco, that are subject to environmental assessments include formerly owned terminals and other logistics assets, retail sites that Sunoco no longer operates, closed and/or sold refineries and other formerly owned sites.

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Sunoco is potentially subject to joint and several liability for the costs of remediation at sites at which it has been identified as a “potentially responsible party” (“PRP”). As of December 31, 2012, Sunoco had been named as a PRP at 35 identified or potentially identifiable as “Superfund” sites under federal and/or comparable state law. The Company is usually one of a number of companies identified as a PRP at a site. Sunoco has reviewed the nature and extent of its involvement at each site and other relevant circumstances and, based upon Sunoco’s purported nexus to the sites, believes that its potential liability associated with such sites will not be significant.

To the extent estimable, expected remediation costs are included in the amounts recorded for environmental matters in our consolidated balance sheets. In some circumstances, future costs cannot be reasonably estimated because remediation activities are undertaken as claims are made by customers and former customers. To the extent that an environmental remediation obligation is recorded by a subsidiary that applies regulatory accounting policies, amounts that are expected to be recoverable through tariffs or rates are recorded as regulatory assets on our consolidated balance sheets.
The table below reflects the amounts of accrued liabilities recorded in our consolidated balance sheets related to environmental matters that are considered to be probable and reasonably estimable. Except for matters discussed above, we do not have any material environmental matters assessed as reasonably possible that would require disclosure in our consolidated financial statements.

	December 31, 2012	December 31, 2011
Current	$46	$4
Non-current	166	10
Total environmental liabilities	$212	$14
During the year ended December 31, 2012 the Partnership had $12 million of expenditures related to environmental cleanup programs.